UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

Shattuck Labs, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39593	81-2575858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 W. 5th Street, Suite 1200

Austin, TX 78701

(Address of principal executive offices including zip code)

(512) 900-4690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuance to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed by Shattuck Labs, Inc. (“Shattuck”) to file the previously-announced initial topline dose-expansion data from its ongoing Phase 1A/B clinical trial of SL-172154 in combination with AZA in frontline HR-MDS and TP53m AML patients.

Phase 1B Trial of SL-172154 in Frontline TP53m AML and HR-MDS

Key takeaways: Early efficacy observed for SL-172154 in combination with AZA in previously untreated HR-MDS and TP53m AML:

•

HR-MDS: In 14 evaluable patients with previously untreated HR-MDS (13 of whom had TP53m or deletion), five patients achieved a CR. Four patients achieved a mCR (3 with hematologic improvement in at least one lineage), and two patients achieved stable disease (both with hematologic improvement in at least one lineage).

•

TP53m AML: In 11 evaluable patients with previously untreated TP53m AML, two patients achieved a CR. Another patient achieved a CRi and was taken to allogeneic hematopoietic cell transplantation (allo-HCT). Seven additional subjects with stable disease had blast reductions, five of which had recovery of platelets or neutrophils and remain on study and their response may improve. One subject died during the first cycle.

•	Safety: Preliminary data suggest that SL-172154 has an acceptable safety and tolerability profile in combination with azacitidine.

•

Data Overview: As of the data cut-off date of December 1, 2023, 14 frontline patients enrolled in the TP53m AML cohort, and 22 frontline patients enrolled in the HR-MDS cohort. Initial enrollment was completed in the fourth quarter of 2023 and Shattuck has elected to expand the cohorts with additional data expected mid-year 2024.

•

Preliminary signs of anti-tumor activity: Early signals of activity, in the form of rapid blast count reductions, were observed in 100% of frontline TP53m AML patients treated with SL-172154 in combination with AZA who received an on-treatment bone marrow biopsy. Most patients in the HR-MDS cohort showed blast count reductions with hematologic improvement early in the treatment course.

•	SL-172154 had an acceptable safety and tolerability profile: Infusion-related reactions (IRRs) were the most common SL-172154 related treatment-emergent adverse events (TEAEs).

•	In the TP53m AML and HR-MDS cohorts, IRRs were reported in seven patients (50%) and seven patients (32%) respectively.

•

Grade 3 or 4 AEs related to SL-172154 were reported in two patients (14%) in TP53m AML and four patient (18%) in HR-MDS, including IRR (2), increased AST (1), increased ALT (1), fatigue (1), hypoxia (1), pneumonia (1), chondrocalcinosis (1), and febrile neutropenia (1). There were no reports of destructive anemia.

•

In the TP35m AML expansion cohort, there was one Grade 5 AE of cardiac arrest reported in one patient with history of coronary artery disease, recent arrhythmia, and hypokalemia in the setting of amiodarone use. In the HR-MDS cohort, there were no Grade 5 AEs related to SL-172154 reported.

Phase 1A Trial of SL-172154 in R/R AML and HR-MDS and Frontline TP53m HR-MDS

Key takeaways: Anti-tumor responses were observed as monotherapy and in combination with AZA. SL-172154 alone and in combination with AZA had an acceptable safety profile, consistent with the safety profile of the individual agents (see SL-172154 safety above). No destructive anemia was observed.

•

Data Overview: As of the data cut-off date of September 15, 2023, 32 adult patients with R/R AML and HR-MDS received SL-172154 as monotherapy or in combination with AZA in the parallel staggered dose-escalation portion of a Phase 1A/B clinical trial. Patients had a median of two prior lines of therapy. An additional five subjects with frontline TP53m HR-MDS received SL-172154 with AZA.

•

Preliminary signs of anti-tumor activity: Monotherapy response in a R/R AML patient and early signals of anti-leukemic activity (in the form of blast count reductions) in patients with R/R AML who received SL-172154 in combination with AZA were observed in a dose-dependent manner.

•	SL-172154 monotherapy activity (Morphologic Leukemia-Free State) was observed in a heavily pretreated R/R AML patient and subsequently proceeded to allo-HCT.

•	Patient achieved MLFS (blast reduction from 19% to <5%) after one cycle of SL-172154.

•

Anti-tumor activity was also observed in combination with AZA in previously untreated TP53m HR-MDS patients. Out of four evaluable previously untreated TP53m HR-MDS patients, there was one CR and one mCR. One patient with mCR and one patient with SD proceeded to allo-HCT. The patient in a CR remains in a CR long term.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, the clinical benefit of SL-172154 in frontline HR-MDS and TP53m AML patients, the safety and tolerability profile of SL-172154, and the anticipated timing of additional data from our clinical trials. Words such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “develop,” “plan” or the negative of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While we believe these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in our filings with the U.S. Securities and Exchange Commission (the “SEC”)), many of which are beyond our control and subject to change. Actual results could be materially different. Risks and uncertainties include: global macroeconomic conditions and related volatility, expectations regarding the initiation, progress, and expected results of our preclinical studies, clinical trials and research and development programs; expectations regarding the timing, completion and outcome of our clinical trials; the unpredictable relationship between preclinical study results and clinical study results; the timing or likelihood of regulatory filings and approvals; liquidity and capital resources; and other risks and uncertainties identified in our Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent disclosure documents filed with the SEC. We claim the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shattuck Labs, Inc.

Date: December 21, 2023	By:	/s/ Dr. Taylor Schreiber
Dr. Taylor Schreiber Chief Executive Officer (principal executive officer)